UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2025
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Preformed Line Products Company
(Exact name of Registrant as Specified in Its Charter)
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Ohio	0-31164	34-0676895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Beta Drive
Mayfield Village, Ohio		44143
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 440 461-5200
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	PLPC	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
The Board of Directors (the “Board”) of Preformed Line Products Company (the “Company”) announces with great sadness that Michael E. Gibbons, a long-tenured director of the Company, passed away unexpectedly on September 14, 2025. Mr. Gibbons had been a director since 2008 and served as the Chairman of the Audit Committee and a member of the Compensation Committee. He was a valued and dedicated member of the Board and will be remembered for the business acumen, integrity and leadership he brought to the Board and the Company. In addition to his significant contributions to the Board and the Company over the last 17 years, Mr. Gibbons had a long and distinguished career at Brown Gibbons Lang & Company, an investment bank and financial advisory firm he founded in 1989, and was an influential figure in Northeast Ohio, involved in numerous philanthropic and charitable organizations. We are profoundly grateful for his years of guidance, insight, and dedication to the Company. He will be greatly missed, and the Company extends its deepest condolences to his family, friends and colleagues.
Due to the vacancy created by Mr. Gibbons’ passing, the Board reduced the size of the Board to be eight directors. The Board also appointed Matthew D. Frymier, a current member of the Board and the Audit Committee, to serve as Chairman of the Audit Committee and R. Steven Kestner, a current member of the Board and Compensation Committee, to serve as a member and as Chairman of the Compensation Committee, replacing Mr. Frymier as Chairman of such committee.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFORMED LINE PRODUCTS COMPANY

Date:	September 29, 2025	By:	/s/ Caroline S. Vaccariello
Caroline S. Vaccariello, General Counsel & Corporate Secretary